SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

College Retirement Equities Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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College Retirement Equities Fund

Important notice regarding availability of proxy materials for the Meeting of CREF Participants to be held on July 17, 2018. The Proxy Statement for this meeting is available at: www.proxy-direct.com/cre-29688

Notice of Meeting of CREF Participants — July 17, 2018

The College Retirement Equities Fund (“CREF”) will hold its meeting of participants on July 17, 2018 at 1:00 p.m. EDT at CREF’s offices at 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262. This proxy statement was mailed to participants starting on or about June 7, 2018.

The purpose of the meeting is:

1.	To elect nine individuals to serve as Trustees for four-year terms and until their successors shall take office following the end of their terms; and

2.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2018 as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2018.

By order of the Board of Trustees,

Mona Bhalla

Corporate Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your proxy card. Since we cannot hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 877-535-3910, ext. 22-2440, to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. All cell phones must be turned off when entering the meeting and remain off during the meeting. Please read the instructions on the admission pass for additional information.

June 7, 2018

College Retirement Equities Fund

Proxy Statement for Meeting of Participants to be held on July 17, 2018

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on certain matters affecting CREF. The accompanying proxy will be voted at the meeting of CREF participants being held on July 17, 2018 at 1:00 p.m. EDT at CREF’s offices at 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262. This proxy statement was mailed to participants starting on or about June 7, 2018.

The participants of CREF are being asked to vote on the following:

1.	The election of nine individuals to serve as Trustees for four-year terms and until their successors shall take office following the end of their terms; and
2.	Any other business that may properly come before the meeting or any adjournments or postponements thereof.

At this time, the Board of Trustees does not know of any other matters being presented at the meeting or any adjournments or postponements thereof.

How do I vote?

You can vote in any one of four ways:

(1)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing and mailing the proxy card in the envelope provided;
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or
(4)	By voting in person at the meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Vote on the Internet	Vote by phone	Vote by mail	Vote in person

Vote online at the website listed on your proxy card or voting instruction card. Follow the on-screen instructions.	Call the phone number listed on your proxy card or voting instruction card. Follow the recorded instructions available 24 hours.	Vote, sign, and date the proxy card or voting instruction card and return it using the postage-paid envelope.	Attend the Meeting of Participants at CREF’s offices at 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262 on July 17, 2018.

Can I cancel or change my vote?

You can cancel or change your vote at any time up until 1:00 p.m. EDT on July 17, 2018. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting — or you can cancel your vote by writing CREF’s Corporate Secretary at: c/o CREF, 730 Third Avenue, New York,

New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the meeting) must be received by the 1:00 p.m. EDT deadline.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Trustee. At this time, the Board of Trustees of CREF (“Board”) does not know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the meeting, and are not cancelled, will be voted at the meeting.

Who may vote; How many votes do I get?

Each person having voting rights on May 31, 2018 may vote at the meeting with respect to each item on the proxy ballot. On May 21, 2018, there were 236,771,937,923.91 total votes eligible to be cast, broken down as follows by each Class of CREF account (each, an “Account” and, collectively, the “Accounts”):

Stock Account	Social Choice Account
– Class R1 15,356,360,497.56 votes	– Class R1 2,327,586,003.54 votes
– Class R2 37,583,695,767.59 votes	– Class R2 4,954,297,469.28 votes
– Class R3 72,969,058,712.05 votes	– Class R3 6,878,365,593.48 votes
Money Market Account	Global Equities Account
– Class R1 1,816,321,146.64 votes	– Class R1 3,682,013,855.81 votes
– Class R2 2,858,050,418.21 votes	– Class R2 7,239,978,468.83 votes
– Class R3 4,800,581,632.18 votes	– Class R3 10,365,041,457.14 votes
Bond Market Account	Growth Account
– Class R1 2,077,545,665.84 votes	– Class R1 4,961,145,995.87 votes
– Class R2 4,627,882,574.02 votes	– Class R2 9,132,825,781.60 votes
– Class R3 6,605,972,888.27 votes	– Class R3 12,699,183,631.00 votes
Inflation–Linked Bond Account	Equity Index Account
– Class R1 988,332,536.31 votes	– Class R1 3,824,536,772.09 votes
– Class R2 2,055,981,800.27 votes	– Class R2 6,671,667,553.11 votes
– Class R3 3,378,437,420.95 votes	– Class R3 8,917,074,282.27 votes

The number of votes you have is equal to the dollar value of your accumulation in each Account on May 31, 2018. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2018, in the annuity fund of each Account to meet CREF’s annuity obligations to you. We will count votes expressed to two decimal points.

How many votes are needed for a quorum or to pass a vote?

There will be a quorum for the meeting if 10 percent of the total number of votes entitled to be cast vote in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. A Trustee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present. Approval of any other proposals also requires a majority of the votes cast at a meeting where a quorum is present. Abstentions from voting are not treated as votes cast for the election of Trustees or any other proposal. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. Election of Trustees

The purpose of the meeting is to elect a Board. Each CREF Trustee will be elected to serve a four-year term and until his or her successor shall take office. CREF’s constitution and bylaws were amended in 2014 to permit flexibility in the terms of service for Trustees, as permitted under the New York Not-for-Profit Corporation Law and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to these amendments, CREF Trustees served for one-year terms. Pursuant to the provisions of the bylaws of CREF and resolutions of the Board, the maximum number of Trustees has been fixed at ten. The CREF bylaws also give the Board authority to appoint new Trustees to fill vacancies between meetings.

At this meeting, you are being asked to elect to the Board nine of the ten current Trustees. One of the current Trustees will not stand for re-election at the end of her term. Information about each of these nine nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the nine nominees unless otherwise indicated in the proxy.

Each of the nine nominees was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” of CREF as such term is defined in the 1940 Act.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

Proxies cannot be voted for a greater number of persons than the number of nominees.

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of CREF or of TIAA-CREF Investment Management, LLC (“Investment Management”), CREF’s investment adviser, unanimously recommends that the participants of CREF vote FOR the election of each of the Trustees.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to Investment Management and the officers of CREF (see below).

Board leadership structure and related matters

The Board currently is composed of ten Trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of CREF as defined in Section 2(a)(19) of the 1940 Act (“independent Trustees”). One of the independent Trustees, Thomas J. Kenny, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The principal executive officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with affiliated and non-affiliated companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regularly scheduled meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees and one special committee, each composed solely of independent Trustees and chaired by an independent Trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex (as defined below), the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which is composed of the eight Accounts within CREF, the 67 funds within TIAA-CREF Funds (“TCF”), the 11 funds within TIAA-CREF Life Funds (“TCLF”) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Kenny also serves as the Chairman of, the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the nominees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes and skills of each nominee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character; integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting participant interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each nominee relevant to the Board’s belief that the nominee should serve in this capacity is provided in the “Disinterested Trustees and Nominees” table set forth below. This table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, Investment Management, the investment adviser for each Account, and other service providers to the Accounts have adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for CREF and the Accounts through receipt and review by the Board and/or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from the Chief Risk Officer or senior risk management personnel for Investment Management and its affiliates. Senior officers of CREF, senior officers of Investment Management and its affiliates, and CREF’s Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of its standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Investment Management with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from CREF’s CCO regarding the effectiveness of CREF’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Investment Management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with Investment Management and CREF’s distribution plan under Rule 12b-1 of the 1940 Act.

Officers of CREF and officers of Teachers Insurance and Annuity Association of America (“TIAA”) and its affiliates also report regularly to the Audit and Compliance Committee on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. CREF’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and TIAA’s Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal controls and financial reporting matters.

The Operations Committee receives regular and special reports, presentations and other information from CREF’s officers and Investment Management personnel regarding valuation and other operational matters. In addition to reports, presentations and other information received from Investment Management and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers, other Investment Management personnel or CREF’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Investment Management with respect to the investments, securities trading and other portfolio management aspects of the Accounts.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Investment Management regarding the voting of proxies of the Accounts’ portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the standing committees and the relevant skill sets of the Trustees. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current Trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each nominee and certain directorships held by each of them. The first table includes information about CREF’s disinterested Trustees and nominees and the second table includes information about CREF’s officers. One current Trustee has decided not to stand for re-election at the end of her term and, accordingly, information pertaining to this Trustee is not presented in the chart below.

Disinterested Trustees and Nominees

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Forrest Berkley
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	87

Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation. Former Trustee, Maine Chapter of The Nature Conservancy; Former Director of GMO, the Maine Coast Heritage Trust, and the Appalachian Mountain Club.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Janice C. Eberly
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Term ending July 2018. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Professor Eberly has particular experience in education, finance and public economic policy.	87	Member of the Board of the Office of Finance, Federal Home Loan Banks.

Nancy A. Eckl
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., and Lazard World Dividend & Income Fund, Inc.; Former Independent Trustee Lazard Alternative Emerging Markets 1099 Fund.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Michael A. Forrester
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	87	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	87	Director, Commonwealth (non-profit organization).

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Thomas J. Kenny
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Four-year term. Chairman for term ending July 1, 2021. Trustee since 2011.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	87	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and President of the Board, Crane Country Day School. Former Investment Committee member, College of Mount Saint Vincent.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
James M. Poterba
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management of MIT (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	87	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Maceo K. Sloan
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Four-year term. Trustee since 1991.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development.

He is designated as an audit committee financial expert.

				87	Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust; former member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Four-year term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair of Finance (since 2002), Director of the AIM Investment Center, Associate Dean for Research (since 2011), Chairman, (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Professor Starks has particular experience in education, finance, mutual funds and retirement systems.	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

Officers

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years
Vijay Advani
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.

Mona Bhalla
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of TIAA and of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Richard S. Biegen
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Glenn E. Brightman
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Executive Vice President, Chief Financial Officer and Principal Accounting Officer	One-year term. Executive Vice President, Chief Financial Officer and Principal Accounting Officer since 2017.	Executive Vice President, Chief Financial Officer of Nuveen. Executive Vice President, Chief Financial Officer and Principal Accounting Officer of CREF.

Carol W. Deckbar
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Institutional Investment and Endowment Services of TIAA and Executive Vice President of CREF and VA-1.

Roger W. Ferguson, Jr.
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF and VA-1.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years
Jose Minaya
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

Ronald R. Pressman
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Senior Executive Vice President, Chief Executive Officer, Institutional Financial Services of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.

Phillip T. Rollock
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President, Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.

Executive Vice President and Chief Legal Officer of TIAA and of the TIAA-CREF Fund Complex.

Previously, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

Christopher A. Van Buren
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President and Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.

E. Scott Wickerham
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Treasurer	One-year term. Treasurer since 2017	Managing Director, Head, TC Fund Administration. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TCF, TCLF and VA-1; and Treasurer of CREF.

Sean N. Woodroffe
TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Trustee Equity ownership

The following table includes information relating to equity securities owned beneficially by all nominees in CREF and in all registered investment companies in the TIAA-CREF Fund Complex as of May 21, 2018. The amounts reported below include amounts contributed to Accounts for the benefit of the disinterested Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

Disinterested Trustees and Nominees

Name of Trustee	Dollar range of securities in CREF	Aggregate dollar range of securities in all registered investment companies overseen by Trustee in the TIAA-CREF Fund Complex
Forrest Berkley	Growth Account — Over $100,000 Money Market Account — Over $100,000	Over $100,000
Janice C. Eberly	None	Over $100,000
Nancy A. Eckl	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Growth Account — $50,001–$100,000	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	Stock Account — Over $100,000 Social Choice Account — Over $100,000	Over $100,000
Thomas J. Kenny	Growth Account — $50,001–$100,000 Stock Account — Over $100,000	Over $100,000
James M. Poterba	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Equity Index Account — Over $100,000 Social Choice Account — Over $100,000	Over $100,000
Maceo K. Sloan	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Growth Account — $50,001–$100,000 Equity Index Account — Over $100,000 Social Choice Account — Over $100,000	Over $100,000
Laura T. Starks	Stock Account — Over $100,000 Global Equities Account — $50,001–$100,000 Equity Index Account — $10,001–$50,000 Social Choice Account — $10,001–$50,000 Bond Market Account — Over $100,000	Over $100,000

As of April 30, 2018, to the knowledge of CREF’s management, the Trustees and officers owned as a group less than 1% of the securities of any Account.

Trustee compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex by each nominee for the year ended December 31, 2017. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TCF, TCLF and VA-1, each a registered investment company.

Disinterested Trustees

Name	Aggregate compensation from CREF*	Long-Term compensation contribution as part of CREF expenses†	Total compensation from TIAA-CREF fund Complex*
Forrest Berkley‡	$178,302.24	$47,538.02	$300,000.00
Janice C. Eberly§	N/A	N/A	N/A
Nancy A. Eckl	$200,591.60	$47,538.02	$337,500.00
Michael A. Forrester‡	$209,507.34	$47,538.02	$352,500.00
Howell E. Jackson	$231,796.70	$47,538.02	$390,000.00
Thomas J. Kenny‡	$202,077.56	$47,538.02	$340,000.00
James M. Poterba‡	$205,346.66	$47,538.02	$345,500.00
Maceo K. Sloan	$203,860.70	$47,538.02	$343,000.00
Laura T. Starks	$213,965.21	$47,538.02	$360,000.00
Total:	$1,645,448.01	$380,304.16	$2,768,500.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
†	Amounts deferred under the long-term compensation plan described below.
‡

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2017, Mr. Berkley elected to defer $220,000, Mr. Forrester elected to defer $272,500, Mr. Kenny elected to defer $260,000 and Prof. Poterba elected to defer $265,500 of total compensation earned from the TIAA-CREF Fund Complex.

§	Prof. Eberly received no compensation during the fiscal year ended December 31, 2017 as she was not yet a Trustee. She was elected to the CREF Board effective February 13, 2018.

CREF has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $90,000 for each Trustee are allocated on a notional basis to TIAA or CREF products (such as certain CREF annuities and/or certain funds) chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over a specified period of time, as elected by the individual Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees, and allocate those amounts to the same options as under the long-term compensation plan, as chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over a specified period of time, as elected by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Prior to January 1, 2018, the Board had approved Trustee compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management.

Trustees are compensated at the following rates, which became effective January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000 (further described above); an annual committee chair fee of $20,000 ($30,000 for the Chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee and the Special Emergency Valuation Committee generally do not receive fees for service on those committees. The Trustees may also receive special, working group or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management.

CREF has adopted a mandatory retirement policy for its Trustees. Under this policy, Trustees shall cease to be a member of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board. The Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations, and whose charters may be found at www.tiaa.org/public/about-tiaa/corporate-governance-leadership/cref-overseers-trustees. In addition, the Board has established a special committee. These committees, which each consist of only independent Trustees, are:

(1)	An Audit and Compliance Committee, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and termination of CREF’s independent registered public accounting firm.

(2)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and governance issues, including the voting of proxies of portfolio companies of the Accounts.

(3)	An Executive Committee, which generally is vested with full Board powers on matters that arise between Board meetings.

(4)	An Investment Committee, which assists the Board in fulfilling its oversight responsibilities regarding investment matters with respect to the Accounts.

(5)	A Nominating and Governance Committee, which assists the Board in addressing internal governance matters of CREF, including nominating CREF officers and the members of the standing committees of the Board, recommending candidates for election as Trustees and reviewing their qualifications and independence, conducting evaluations of the Trustees and of the Board and its committees and periodically reviewing proposed changes to CREF’s governing documents.

(6)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of the Accounts, including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters.

(7)	A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Teachers Advisors, LLC due to extraordinary circumstances. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board.

	Audit & Compliance	Corporate Governance and Social Responsibility	Executive	Operations[1]	Investment	Nominating and Governance	Special Emergency Valuation Committee[2]
Forrest Berkley				✓	✓
Janice C. Eberly	✓	✓			✓
Nancy A. Eckl[3]	✓	✓			✓
Michael A. Forrester			✓	✓	✓	Chair
Howell E. Jackson			✓	✓	✓	✓
Thomas J. Kenny			Chair	✓	✓	✓
James M. Poterba	Chair	✓	✓		✓
Maceo K. Sloan[3]	✓	✓			Chair
Laura T. Starks	✓	Chair			✓	✓
2017 Meetings	5	4	0	5	6	14	0

[1]	The current chair of the Operations Committee has decided not to stand for re-election at the end of her term. The Board will appoint a new chair later this year.
[2]	See committee list entry (7) on prior page.
[3]	Ms. Eckl and Mr. Sloan have each been designated as an “audit committee financial expert” as defined by the rules of the SEC.

Board meetings

There were eleven meetings of the Board during 2017. All current Trustees who served during 2017 attended at least 75 percent of the meetings of the Board and Board committees of which they were members. Ms. Eberly joined the Board as of February 13, 2018.

Trustee nomination process

The Board has a Nominating and Governance Committee, which is responsible for nominating candidates for the Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Overseers, current Trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. Although CREF does not have a formal policy regarding diversity, in preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure a broad, diverse representation of academic, business and professional experience and gender, race and age.

The Committee submits final nominations to the Board after consultation with the CREF Board of Overseers to the extent consistent with the 1940 Act and rules thereunder. The CREF Board of Overseers is a membership corporation established by a special New York statute and is subject to the New York Not-For-Profit Corporation Law. As part of CREF’s registration as an investment company, the CREF Board of Overseers transferred their right to elect CREF’s Trustees to CREF’s participants.

Recommendations from participants regarding nominations

Participants may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of CREF, by submitting candidate recommendations to the following website: www.tiaa.org/crefnominee, or mailing the information to the Corporate Secretary of CREF, 730 Third Ave, New York, NY 10017-3206.

Qualifications of nominees

The Board has determined that it should be made up of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. At least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of his or her other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or Investment Management. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant communications with Trustees

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. These communications will be forwarded to the Board’s Chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

Trustee attendance at participant meetings

Trustees are expected to attend the meeting of CREF participants. If a Trustee is unavailable to attend the participant meeting, a reason must be provided. Each of the Trustees then in office attended the last CREF participant meeting held in 2014.

Proposals for action at future participant meetings

We anticipate that the next meeting of participants will be held in 2022. Participant proposals to be presented at any future meeting of CREF participants must be received by CREF a reasonable time before CREF’s solicitation for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting.

II. Information on the CREF Accounts’ independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2017. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2018. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to CREF as well as to the other funds within the TIAA-CREF Fund Complex since that time.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC and Nuveen Finance, LLC and the TIAA-CREF Fund Complex, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance, LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee considered that this arrangement would produce a more cost-effective audit.

As CREF’s Independent Auditor, PwC will perform independent audits of CREF’s financial statements for the fiscal year ending December 31, 2018.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

Audit fees

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for the audit of CREF’s annual financial statements were $787,040 and $767,830, respectively.

Audit-related fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. CREF did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2017, and 2016.

Tax fees

For fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for professional services related to tax compliance, tax advice and tax planning were $77,483 and $246,547, respectively.

All other fees

For the fiscal years ended December 31, 2017 and December 31, 2016, PwC’s aggregate fees for all other services billed to CREF were $21,500 and $21,500, respectively. The aggregate fees for all other services billed by PwC for the fiscal year ended December 31, 2016 do not align with the figures reported in the Form N-CSR dated December 31, 2017 and filed with the Securities and Exchange Commission on February 28, 2018 (SEC File No. 811-04415) because the fees disclosed in this proxy statement reflect fees updated after the date of that Form N-CSR for the relevant period.

Preapproval policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF and certain non-audit services provided by the Independent Auditor to CREF’s adviser or its affiliates for the fiscal years ended December 31, 2017 and 2016 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Auditor fees for related entities

PwC’s fees for professional services rendered for non-audit related services to CREF and to its fund service providers for the fiscal years ended December 31, 2017, and December 31, 2016, were approximately $708,000 and $242,000, respectively. The aggregate fees for related entities billed by PwC for the fiscal years ended December 31, 2017 and December 31, 2016 do not align with the figures reported in the Form N-CSR dated December 31, 2017 and filed with the Securities and

Exchange Commission on February 28, 2018 (SEC File No. 811-04415) because the fees disclosed in this proxy statement reflect fees updated after the date of that Form N-CSR for the relevant periods.

III. Additional information

Investment advisory and distribution arrangements

Investment Management, a subsidiary of TIAA, manages the assets in each CREF Account and provides its services to CREF at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA that also provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to CREF. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. Other matters

Means of soliciting proxies

This proxy solicitation will be conducted by the mailing of this proxy statement and an accompanying proxy card beginning on or about June 7, 2018. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each Account.

Beneficial ownership

To the knowledge of CREF, no participant owned of record or beneficially 5% or more of the outstanding securities of CREF as of April 30, 2018.

Annual reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. You can also call 800-842-2252 or write to CREF at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to participants without charge.

730 Third Avenue New York, NY 10017-3206

CREF-State-2018	A10790 (6/18)

College Retirement Equities Fund

Meeting of Participants to be held on July 17, 2018

This Proxy is solicited on behalf of the Board of Trustees

By signing this form, I authorize Roger W. Ferguson, Jr., Phillip T. Rollock, and Mona Bhalla, singly or together, with power of substitution in each, to represent me and cast my vote at the CREF Meeting of Participants, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The CREF Meeting of Participants will be held on Tuesday, July 17, 2018, at 1:00 p.m. at TIAA’s Charlotte Office, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O.Box 808002, Louisville, KY 40233-9893. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

Future Nominees: To recommend future nominees, please go to tiaa.org/crefnominee and type in suggestions for nominees. Alternatively, you can send your recommendation to the Corporate Secretary of CREF, 730 Third Ave, New York, NY 10017-3206

To vote via the Internet – go to www.proxy-direct.com To vote by telephone – dial 1-800-254-4997

007CFP002F

The Board of Trustees recommends a vote FOR item 1.

A	Proposal

1. Election of Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐ To vote FOR all Nominees	☐ To vote AGAINST all Nominees	☐ To vote to ABSTAIN for all Nominees	or to vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Forrest Berkley	☐	☐	☐	02 Janice C. Eberly	☐	☐	☐	03 Nancy A. Eckl	☐	☐	☐
04 Michael A. Forrester	☐	☐	☐	05 Howell E. Jackson	☐	☐	☐	06 Thomas J. Kenny	☐	☐	☐
07 James M. Poterba	☐	☐	☐	08 Maceo K. Sloan	☐	☐	☐	09 Laura T. Starks	☐	☐	☐

Important Notice Regarding Availability of Proxy Materials for the CREF Meeting of Participants to be held on July 17, 2018

The Proxy Statement for this Meeting is Available at: www.proxy-direct.com/cre-29688

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

College Retirement Equities Fund

2018 Proxy Solicited by the Board of Trustees

You have the option of voting your proxies by mail, Internet, or telephone — it’s easy and confidential. Internet and telephone voting are available 24 hours per day, 7 days per week. If you vote via the Internet or by telephone, please do NOT mail back your proxy card. Your Internet or telephone vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, dated, and returned your card.

All votes cast by telephone, Internet, or proxy card must be received by 1:00 p.m. (ET) on July 17, 2018.

IMPORTANT: CREF PROXY AND TIAA BALLOT HAVE DIFFERENT CONTROL NUMBERS

To vote via the Internet
1)	Visit the Internet voting site at www.proxy-direct.com.
2)	Enter your 14-digit Control Number found in the shaded box on the front of the CREF ballot.

3)	Enter your 8-digit code from the unshaded box on the front of your CREF ballot.

4)	Follow the instructions on the screen.
5)	Your vote will be confirmed at the end of the session.

To vote by telephone
1)	Dial 1-800-254-4997 on a touch-tone telephone. This is a toll-free call.
2)	Enter your 14-digit Control Number found in the shaded box on the front of the CREF ballot.

3)	Enter your 8-digit code from the unshaded box on the front of your CREF ballot.

4)	Follow the recorded instructions.
5)	Your vote will be confirmed at the end of the session.

If you vote by mail, please use black or blue ink and mark an X in the appropriate boxes on the enclosed proxy card.
CREF-Buck-Domestic-2018

Make this your last paper proxy!

Sign up for electronic delivery of proxies and other documents.

Log on to tiaa.org

TIAA-CREF PROXY WO# 29688 - TOUCH-TONE TELEPHONE VOTING SCRIPT

CREF DOMESTIC PROXY CARD	IVR Revision 05-21-18

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-254-4997, THE PARTICIPANT HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE PARTICIPANT ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE PARTICIPANT WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF VALID CODES WERE ENTERED, THE PARTICIPANT WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for the Meeting of CREF Participants. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE PARTICIPANT’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH PROPOSAL:

“Proposal 1:      To vote FOR ALL nominees, Press 1.     AGAINST ALL nominees, press 2.      ABSTAIN for ALL nominees, press 3    Or to VOTE on the nominees Individually, press 4.”

IF THE PARTICIPANT PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE PARTICIPANT PRESSES 2, TO VOTE AGAINST ALL NOMINEES THEY WILL HEAR:

“Okay, voting against all nominees”

IF THE PARTICIPANT PRESSES 3, TO VOTE ABSTAIN FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting abstain on all nominees”

IF THE PARTICIPANT PRESSES 4, TO VOTE INDIVIDUALLY ON EACH NOMINEE THEY WILL HEAR:

“Okay, lets vote on each nominee”

“Nominee Number 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 3:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 4:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 5:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 6:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 7:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 8:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 9:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”

AFTER THE LAST NOMINEE IS INDIVIDUALLY VOTED, THE PARTICIPANT WILL HEAR:

“Okay, you’ve finished voting on all the nominees

WHEN THE PARTICIPANT HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE PARTICIPANT PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE PARTICIPANT HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE PARTICIPANT PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts options to start over or change a specific proposal vote.]

AFTER THE PARTICIPANT’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

Sample Proxy/Voting Instruction Card	Sample Notice

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